SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2004

REPUBLIC BANCORP INC.

(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation)	0-15734 (Commission File No.)	38-2604669 (IRS Employer Identification No.)

1070 East Main Street, Owosso, Michigan (Address of principal executive offices)	48867 (Zip Code)

Registrant’s telephone number, including area code: (989) 725-7337

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation F-D Disclosure
SIGNATURES
EXHIBIT INDEX
PRESS RELEASE DATED SEPTEMBER 29, 2004

Item 7.01 Regulation F-D Disclosure

     On September 29, 2004, Dana M. Cluckey, Republic Bancorp’s President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer, made a presentation at the RBC Capital Financial Institutions Conference on Martha’s Vineyard, Massachusetts. A webcast of the presentation will be archived for 30 days at www.republicbancorp.com. The slide presentation is attached as Exhibit 99.1 to this Item 7.01.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC BANCORP INC.
Date: October 4, 2004	By:	/s/ Thomas F. Menacher
		Name:	Thomas F. Menacher
Its: Executive Vice President, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated September 29, 2004.